Exhibit 10.1

ADDENDUM NUMBER ONE

TO

EMPLOYMENT AGREEMENT

Effective February 1, 2011, Kim Korth (“Executive”) entered into an Employment Agreement (the “Agreement”) with Supreme Industries, Inc. and its wholly-owned subsidiary, Supreme Indiana Operations, Inc. (collectively referred to as “Companies”).

Section 2 of the Agreement provides for a six-month initial term ending on August 1, 2011.  The parties to the Agreement are currently engaged in negotiations which may lead to Executive receiving a long-term Employment Agreement.  For this reason, it is necessary to amend the Agreement as follows:

1.             Section 2 of the Agreement is hereby amended so as to provide a one month extension (the “Extension Month”) of the Agreement from August 1, 2011 to September 1, 2011.

2.             Section 4.2 of the Agreement is hereby amended so as to provide that Executive’s compensation for the Extension Month will be $40,000 instead of $50,000.

3.             Section 4.3 of the Agreement is hereby amended so as to provide that no monthly stock award will be paid to Executive during the Extension Month.

4.             In the event that, by September 1, 2011, the parties have agreed to the terms of a long-term Employment Agreement, the latter will be signed and become effective on September 1, 2011 (thereby superseding and replacing the Agreement).  In the event that, by September 1, 2011, the parties have not agreed to the terms of a long-term Employment Agreement, then the Agreement shall automatically terminate on September 1, 2011, unless the parties mutually agree (in writing) to keep the Agreement in effect (in which event the amendments provided for in paragraphs 1 through 3 above shall lapse, and the provisions contained in Sections 2, 4.2, and 4.3 of the Agreement shall be fully reinstated).

IN WITNESS WHEREOF, the parties hereto have executed this Addendum Number One to the Agreement to be effective August 1, 2011.

COMPANIES:

Supreme Industries, Inc.

By:	/s/ Herbert M. Gardner
Name: Herbert M. Gardner
Title: Chairman of the Board

SUPREME INDIANA OPERATIONS, INC.

By:	/s/ Herbert M. Gardner
Name: Herbert M. Gardner
Title: Chairman of the Board

EXECUTIVE:

/s/ Kim Korth
Kim Korth